                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                             RCM TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             [RCM LETTERHEAD LOGO]










                                 April 25, 2001

Dear Stockholder:

   You are cordially invited to attend the RCM Technologies, Inc. Annual Meeting of Stockholders. The meeting will be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002, on Thursday, June 21, 2001, at 6:00 p.m. local time. We look forward to personally greeting those stockholders able to attend.

   At the meeting, you will be asked to:

     o  elect two directors;

     o  consider and approve RCM's 2001 Employee Stock Purchase Plan;

     o  consider and approve RCM's Nonqualified Deferred Compensation Plan;

     o ratify our Board's appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2001; and

     o consider all other matters which come before the meeting or any adjournment(s) of the meeting.

   These matters are discussed in greater detail in the accompanying Proxy Statement.

   Our Board of Directors recommends a vote:

     o  FOR the election of the directors we have nominated;

     o  FOR the approval of RCM's 2001 Employee Stock Purchase Plan;

     o  FOR the approval of RCM's Nonqualified Deferred Compensation Plan; and

     o  FOR the ratification of Grant Thornton LLP as our independent auditors.

   We encourage you to vote your shares regardless of the number of shares you own or whether you plan to attend the meeting. Please sign and date the enclosed proxy card and promptly return it in the postage-paid envelope we have provided.

   We wish to thank you for your participation and support.


                                  Sincerely,



                                  /s/ Stanton Remer
                                  ----------------------------------------------
                                  Stanton Remer
                                  Secretary

                             RCM TECHNOLOGIES, INC.
                             2500 MCCLELLAN AVENUE
                                   SUITE 350
                          PENNSAUKEN, NEW JERSEY 08109
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 2001
                              --------------------


To Our Stockholders:

   The RCM Technologies, Inc. Annual Meeting of Stockholders will be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002, on Thursday, June 21, 2001, at 6:00 p.m. local time.

   The purposes of the meeting are to:

      1. Elect two Class B directors, each to serve until his term expires and until his successor is elected and qualified;

      2. Consider and approve the adoption of RCM's 2001 Employee Stock Purchase Plan;

      3. Consider and approve the adoption of RCM's Nonqualified Deferred Compensation Plan;

      4. Ratify the appointment by our Board of Directors of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2001; and

      5. Transact such other business as may properly come before the meeting or any adjournment(s) of the meeting.

   We have fixed April 23, 2001 as the record date for determining the stockholders entitled to vote at the meeting. You are not entitled to notice of, or to vote at, the meeting if you were not a stockholder of record at the close of business on that date.

   You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please sign, date and return the enclosed proxy to ensure that your shares will be represented at the meeting. Please return your proxy promptly in the enclosed envelope, which requires no postage if mailed within the United States. If you attend the meeting, you may vote your shares personally, even though you have sent in your proxy, if you revoke your proxy at or prior to the meeting.


                             By Order of the Board of Directors,



                             /s/ Stanton Remer
                             ---------------------------------------------------
                             Stanton Remer
                             Secretary

Pennsauken, New Jersey
April 25, 2001

                             RCM TECHNOLOGIES, INC.
                             2500 McClellan Avenue
                                   Suite 350
                          Pennsauken, New Jersey 08109
                              --------------------
                                PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 21, 2001

About this Proxy Statement

   Our Board of Directors is soliciting proxies to be used at our 2001 Annual Meeting of Stockholders. The meeting will be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002, on Thursday, June 21, 2001, at 6:00 p.m. local time. This proxy statement, the notice of annual meeting and the form of proxy will be mailed to stockholders beginning on or about April 25, 2001.

                               VOTING PROCEDURES

Who Can Vote

   Only RCM common stockholders at the close of business on the record date, April 23, 2001, may vote at the annual meeting. You are entitled to cast one vote for each share of RCM common stock you owned as of the record date. At the close of business on the record date, there were 10,499,651 shares of RCM common stock outstanding.

How You Can Vote

   You can vote by:

     o marking your proxy, dating and signing it, and returning it in the postage-paid envelope we have provided, or

     o  attending the meeting and voting in person.

How You Can Revoke Your Proxy or Change Your Vote

   You can revoke your proxy at any time before it is voted at the meeting by:

     o sending a written notice that you have revoked your proxy to our Secretary, Stanton Remer, at 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109

     o  submitting a later-dated proxy card, or

     o attending the meeting, giving our Secretary written notice of your revocation and voting your shares.

   If a bank, broker or other holder of record holds your shares in its name, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote your shares at the meeting.

General Information on Voting

   A quorum must exist for voting to take place at the meeting. A quorum exists if holders of a majority of the outstanding shares of our common stock are present at the meeting in person or are represented at the meeting by proxy. Shares represented by a proxy marked "abstain" or "withheld" on any matter will be considered present at the meeting for purposes of determining whether there is a quorum, but will not be considered as votes FOR or AGAINST that matter. Shares represented by a proxy as to which there is a "broker non-vote" (that is, where a broker holding your shares in "street" or "nominee" name indicates to the Company on a proxy that you have given the broker the discretionary authority to vote your shares on some but not all matters), will be considered present at the meeting for purposes of determining a quorum but will not be voted on matters as to which there is a "broker non-vote."

   The director nominees will be elected by a plurality of the votes cast for the election of directors at the meeting. Thus, the two nominees who receive the most votes will be elected as directors. All other matters to be voted upon at the meeting must be approved by a majority of the votes cast on those matters.

   Shares that have been properly voted and not revoked will be voted at the meeting in accordance with the instructions on your proxy card. If you sign your proxy card but do not mark your choices, Leon Kopyt or Stanton Remer, the persons named on the enclosed proxy card, will vote the shares represented by your proxy card:

     o  FOR the persons we nominated for election as directors;

     o  FOR the approval of RCM's 2001 Employee Stock Purchase Plan;

     o  FOR the approval of RCM's Nonqualified Deferred Compensation Plan; and

     o FOR the ratification of our Board's appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2001.

   If any other matters are properly presented at the meeting for consideration, Mr. Kopyt and Mr. Remer will have the discretion to vote on those matters for you. Currently, we are not aware of any such matters.

Costs of Solicitation

   We will pay for preparing, assembling and mailing this proxy statement. Our directors, officers and employees may solicit proxies through the mails, direct communication or otherwise. None of our directors, officers or employees will receive additional compensation for soliciting proxies. We may reimburse brokerage firms and other custodians, nominees or fiduciaries for their reasonable expenses for forwarding proxy and solicitation materials to stockholders.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners

   The following table lists the persons we know to be beneficial owners of at least five percent of our common stock as of April 4, 2001:


                                                                    Approximate
                                                                    Percentage
                                                                  of Outstanding
    Name and Address of Beneficial Owner       Number of Shares    Common Stock
    ------------------------------------       ----------------   --------------
Leon Kopyt ................................         926,662(1)         8.24%
   c/o RCM Technologies, Inc.
   2500 McClellan Avenue
   Suite 350
   Pennsauken, NJ 08109
Liberty Wanger Asset Management, L.P. .....       1,835,300(2)        17.48%
   227 West Monroe Street
   Suite 3000
   Chicago, IL 60606
State of Wisconsin Investment Board .......       1,493,600(3)        14.23%
   P.O. Box 7842
   Madison, WI 53707
Dimensional Fund Advisors Inc. ............         882,900(4)         8.41%
   1299 Ocean Avenue
   11th Floor
   Santa Monica, CA 90401
Heartland Advisors, Inc.  .................         754,480(5)         7.19%
   789 North Water Street
   Milwaukee, WI 53202
Wellington Management Company, LLP ........         750,000(6)         7.14%
   75 State Street
   Boston, MA 02109
FMR Corp. .................................         739,700(7)         7.04%
   82 Devonshire Street
   Boston, MA 02109

---------------
(1) Includes 750,000 shares issuable upon the exercise of options under our stock option plans. Also includes 164,562 shares as to which Mr. Kopyt has sole voting power in the election of directors. Mr. Kopyt disclaims beneficial ownership of these shares.

(2) Based on a Schedule 13G, dated February 14, 2001, filed with the Securities and Exchange Commission by Liberty Wanger Asset Management, L.P., a registered investment advisor, on behalf of itself, its general partner, Wanger Asset Management, Ltd., and its client, Liberty Acorn Investment Trust. The Schedule 13G states that Wanger Asset Management, L.P. and Wanger Asset Management, Ltd. share voting and dispositive power as to all of these shares. The Schedule 13G also states that Liberty Acorn Trust has shared voting and dispositive power as to 1,251,000 of these shares, or 11.9% of RCM's outstanding common stock.

(3) Based on a Schedule 13G, dated February 14, 2001, filed with the Securities and Exchange Commission. The Schedule 13G states that the State of Wisconsin Investment Board has sole voting and dispositive power as to all of these shares.

                                             (Footnotes continued on next page)

(Footnotes continued from previous page)

(4) Based on a Schedule 13G, dated February 2, 2001, filed with the Securities and Exchange Commission. The Schedule 13G states that Dimensional Fund Advisors, Inc. has sole voting and investment power as to all of these shares. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of these shares.

(5) Based on a Schedule 13G, dated January 22, 2001, filed with the Securities and Exchange Commission. The Schedule 13G states that Heartland Advisors, Inc. has sole voting power as to 677,980 of these shares and sole dispositive power as to all of these shares.

(6) Based on a Schedule 13G, dated February 14, 2001, filed with the Securities and Exchange Commission. The Schedule 13G states that Wellington Management Company, LLP has shared voting and dispositive power as to all of these shares.

(7) Based on a Schedule 13G, dated February 14, 2001, filed with the Securities and Exchange Commission by FMR Corp., a parent holding corporation, on behalf of itself, Edward C. Johnson III and Abigail Johnson. The Schedule 13G states that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment advisor, is the beneficial owner of all of these shares as a result of acting as investment adviser to various registered investment companies, including Fidelity Low Priced Stock Fund which owns all of the shares listed in the table. FMR Corp. and its chairman, Edward C. Johnson III, through FMR Corp.'s control of Fidelity Management & Research Company and Fidelity Low Priced Stock Fund, each have sole dispositive power as to all of these shares. The Schedule 13G also states that Fidelity Low-Priced Stock Fund's Board of Trustees has sole voting power as to all of these shares.

Security Ownership of Management

   The following table lists the number of shares of our common stock beneficially owned, as of April 4, 2001, by each director and director nominee, each of our executive officers, certain members of our senior management, and by our directors, nominees and executive officers as a group.
In general, beneficial ownership includes those shares a person has the power to vote or transfer, as well as shares owned by immediate family members who live with that person.
                                                                   Approximate
                                                                    Percentage
                                                                  of Outstanding
   Name                                       Number of Shares    Common Stock
   ----                                        ----------------   --------------
   Leon Kopyt (1)..........................         926,662            8.24%
   Stanton Remer (2)(3)....................         102,000                *
   Brian A. Delle Donne (4)................          62,000                *
   Norman S. Berson (2)....................          70,000                *
   Robert B. Kerr (5)......................          72,000                *
   Woodrow B. Moats, Jr. (5)...............          72,000                *
   Dennis Berkey...........................               0              --
   Rocco Campanelli (6)....................          58,000                *
   Lawrence Hart...........................               0              --
   Kenneth Kutz (7)........................          20,000                *
   Leonard Lufrano (8).....................          10,000                *
   Kevin D. Miller (3)(9)..................          83,000                *
   All directors and executive officers as
    a group (12 persons) (10) .............       1,475,662            12.6%

---------------
* Represents less than one percent of our outstanding common stock.


                                             (Footnotes continued on next page)

(Footnotes continued from previous page)

(1) Includes 750,000 shares issuable upon the exercise of options under our stock option plans and 164,562 shares as to which Mr. Kopyt has sole voting power in the election of directors, and excludes 100,000 shares issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date. Mr. Kopyt disclaims beneficial ownership of these shares.

(2) Consists of 90,000 shares issuable upon the exercise of options under our stock option plans.

(3) Excludes 75,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(4) Includes 50,000 shares issuable upon the exercise of options under our stock option plans and excludes 100,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(5) Includes 70,000 shares issuable upon the exercise of options under our stock option plans and excludes 30,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(6) Includes 47,000 shares issuable upon the exercise of options under our stock option plans.

(7) Includes 20,000 shares issuable upon the exercise of options under our stock option plans.

(8) Includes 10,000 shares issuable upon the exercise of options under our stock option plans and excludes 60,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(9) Includes 69,000 shares issuable upon the exercise of options under our stock option plans.

(10) Includes 1,246,000 shares issuable upon the exercise of options under our stock option plans.

Voting Arrangements

   On February 5, 1996, we issued and sold 276,625 shares of our common stock to Limeport Investments, LLC in a private placement transaction. In conjunction with this transaction, Limeport granted Mr. Kopyt an irrevocable proxy entitling him to vote those shares solely in connection with the election of our directors. We believe that, as of April 4, 2001 Limeport beneficially owned 38,312 shares of our common stock.

   The former stockholders of Cataract, Inc. executed a voting trust agreement granting RCM the right to vote the shares of RCM's common stock the former Cataract stockholders received as part of the consideration given to them upon RCM's acquisition of Cataract. In 1998, the former Cataract stockholders executed irrevocable proxies in favor of Mr. Kopyt, giving him the power of attorney to vote the shares.

   In general, the proxies expire with respect to any shares of our common stock the former Cataract stockholders sell to third parties in public or private open market transactions. Further, the number of shares subject to the powers of attorney granted to Mr. Kopyt will be reduced on August 30, 2001. After August 30, 2002, none of the shares will be subject to powers of attorney.

   If Mr. Kopyt ceases to serve as our Chairman, Chief Executive Officer and President, all proxies will expire immediately.

   Based on documentation provided to the Company by the former Cataract stockholders, we believe that as of April 4, 2001 the former Cataract stockholders had sold 186,061 shares of our common stock in open market transactions. Consequently, as of such date, we believe that Mr. Kopyt is the attorney-in-fact with respect to 126,250 shares of our common stock owned by former Cataract stockholders.

                                   PROPOSAL 1
                             ---------------------
                             ELECTION OF DIRECTORS

   Our Board of Directors is divided into three classes. Each of the three classes has two directors. Directors are elected to staggered three-year terms and will serve until their successors have been elected and qualified.

   The terms of our Class B directors, Robert B. Kerr and Woodrow B. Moats, Jr., expire at this year's annual meeting. The Class C directors, Leon Kopyt and Stanton Remer, will serve until the annual meeting in 2002. The Class A directors, Norman S. Berson and Brian A. Delle Donne, will serve until the annual meeting in 2003.

   Two Class B directors will be elected at this year's annual meeting to serve for three-year terms expiring at our annual meeting in 2004. Our Board has nominated Robert B. Kerr and Woodrow B. Moats, Jr. to serve as Class B directors. Both Mr. Kerr and Mr. Moats have consented to serve a term on our Board of Directors. The persons named as proxy holders on the enclosed proxy card, Mr. Kopyt and Mr. Remer, intend to vote FOR the election of Mr. Kerr and Mr. Moats unless you mark a contrary instruction on your proxy card. Unless you indicate otherwise on your proxy card, if either Mr. Kerr or Mr. Moats is unable to serve as a director at the time of this year's annual meeting, Mr. Kopyt or Mr. Remer will vote FOR the election of another person that the Board may nominate in his place.

   OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT B. KERR AND WOODROW B. MOATS AS CLASS B DIRECTORS.

Nominees for Election as Director

Class B Director Nominees
-------------------------

Robert B. Kerr, Director Since 1994, Age 58

   Mr. Kerr is a founding partner of Everingham & Kerr, Inc., a merger & acquisition consulting firm located in Haddon Heights, New Jersey, which has served small and medium-sized manufacturing, distribution and service businesses since 1987.

Woodrow B. Moats, Jr., Director Since 1994, Age 68

   Mr. Moats is President of W.B. Moats & Associates, a marketing and communications firm located in Berwyn, Pennsylvania, which specializes in business-to-business marketing. Mr. Moats served as Senior Vice President-Corporate Marketing and Public Relations of National Railway Utilization Corporation from 1975 to 1980.

Current Board Members

Class A Directors
-----------------

Norman S. Berson, Director Since 1987, Age 74

   Mr. Berson has been a shareholder in the law firm of Fineman & Bach, P.C. of Philadelphia, Pennsylvania since 1981. Previously, Mr. Berson was a member of the House of Representatives of the Commonwealth of Pennsylvania for 16 years.

Brian A. Delle Donne, Director Since 2000, Age 44

   Mr. Delle Donne has been our Chief Operating Officer since June 1999 and served as our Executive Vice President of Operations from April 1998 to June 1999. Mr. Delle Donne served as President of Knight Facilities Management, a global planning, engineering and management consulting firm from 1997 to 1998 where he was responsible for strategic outsourcing services. From 1989 to 1995, Mr. Delle Donne served as Senior Vice President of Ogden Projects, Inc. and as President and Chief Operating Officer of its subsidiary, Ogden Environmental Services. Mr. Delle Donne currently serves on the Board of Directors of UMS Group, Inc., a privately held international management consulting firm providing services to power utilities around the world.

Class C Directors
-----------------

Leon Kopyt, Director Since 1991, Age 56

   Mr. Kopyt has been our President, Chief Executive Officer and Chairman of the Board since 1992. Previously, Mr. Kopyt served as our Chief Financial Officer and Treasurer from 1992 to 1994, and as our Chief Operating Officer from May 1990 to January 1992. From 1977 to 1990, Mr. Kopyt served as President and Chief Executive Officer of a subsidiary of a European-based company that specialized in the design and manufacture of defense products.

Stanton Remer, Director Since 1992, Age 51

   Mr. Remer has been our Chief Financial Officer, Secretary and Treasurer since 1994. In 1993, he served as a director of auditing of a Philadelphia regional accounting firm. From 1991 to 1992, Mr. Remer served as Chief Financial Officer of Sterling Supply Corporation. From 1986 to 1991, Mr. Remer was an audit partner in a regional accounting firm. Mr. Remer is a Certified Public Accountant.

                             OUR EXECUTIVE OFFICERS


   The following table lists our executive officers as of December 31, 2001 and certain members of our senior management. Our Board elects our executive officers annually for terms of one year and may remove any of our executive officers with or without cause.


          Name                 Age              Position
          ----                 ---              --------
   Executive Officers:
   Leon Kopyt ..............   56     Chairman, Chief Executive Officer, President and
                                      Director
   Stanton Remer ...........   51     Chief Financial Officer, Treasurer, Secretary and
                                      Director
   Brian A. Delle Donne ....   44     Chief Operating Officer

   Senior Management:
   Dennis Berkey ...........   52     Senior Vice President
   Rocco Campanelli ........   50     Executive Vice President
   Lawrence Hart ...........   55     Senior Vice President
   Kenneth Kutz ............   59     Senior Vice President
   Leonard Lufrano .........   50     Senior Vice President
   Kevin D. Miller .........   34     Senior Vice President

   The business experience of Messrs. Kopyt, Remer and Delle Donne is summarized in "Proposal 1 - Election of Directors."

   Dennis Berkey has served as a Senior Vice President of RCM since May 1999. Previously, Mr. Berkey was a founder of Business Support Group of Michigan, Inc., a business we acquired in 1999. Mr. Berkey has in excess of 15 years of experience in software development, information systems management, ERP consulting and related project management.

   Rocco Campanelli has served as an Executive Vice President of RCM since June 1999. From September 1995 until June 1999, Mr. Campanelli served as a Senior Vice President of RCM and our General Manager of Professional Engineering. Previously, Mr. Campanelli was a Senior Vice President of Operations and Marketing for Cataract, Inc., a business we acquired in August 1995. From the time he joined Cataract in 1988 until August 1995, Mr. Campanelli held the position of Northeast Regional Manager and Vice President of Operations.

   Lawrence Hart has served as a Senior Vice President of RCM since June 2000. From March 1993 to June 2000, Mr. Hart was the President and founder of Management Systems Integrators, Inc., a business we acquired in June 2000. Mr. Hart previously served as an independent consultant to major telecommunications companies as well as Vice President and General Manager of CXR Corporation, Director of Marketing and Product Management for Northern Telecom's Spectron Divison.

   Kenneth Kutz has served as a Senior Vice President of RCM since January 1997. Mr. Kutz has over 30 years of Information Technology sales and marketing experience with IBM, Control Data and Camax Systems as well as Programming Alternatives of Minnesota, Inc., a business acquired by RCM in January 1997. Mr. Kutz has managed business units that sold software, computer services and professional services in the United States, Canada, Europe and the Far East.

   Leonard Lufrano has served as a Senior Vice President of RCM since August 1999. From 1995 to July 1999, Mr. Lufrano was President and Founder of Seaview Consulting, Inc., a business we acquired in August 1999. Mr. Lufrano previously served as a founding partner of Funaro-Lufano Associates, Inc. for the period 1973 to 1994 where his responsibilities included management, marketing, strategic development and business planning.

   Kevin D. Miller has served as a Senior Vice President of RCM since January 1998. Previously, Mr. Miller was a consultant to RCM from July 1997 through December 1997. From 1996 until July 1997, Mr. Miller served as an Associate in the corporate finance department of Legg Mason Wood Walker, Incorporated. From 1995 to 1996, Mr. Miller was a business consultant for the Wharton Small Business Development Center. Mr. Miller previously served as a member of both the audit and corporate finance groups at Ernst & Young, LLP. Mr. Miller is a Certified Public Accountant.

                             EXECUTIVE COMPENSATION


Summary of Executive Compensation

   The following table lists cash and other compensation paid to, or accrued by the Company for, our chief executive officer and each of the persons who, based upon total annual salary and bonus, was one of our other four most highly compensated executives for our fiscal year ended December 31, 2000. The information is presented for each individual for our last three fiscal years and for the two months ended December 31, 1999 (See note 3 below).

                           Summary Compensation Table


                                                                                                                Long-Term
                                                                      Annual Compensation                      Compensation
                                                             --------------------------------------    ----------------------------
                                                                                                         Awards
                                                                                                       Securities
                                                                                                       Underlying
                                                   Fiscal                             Other Annual      Options/       All Other
Name and Principal Position                         Year      Salary      Bonus     Compensation(1)       SARs      Compensation(2)
---------------------------                        ------    --------   --------    ---------------    ----------   ---------------
Leon Kopyt  ....................................    2000     $350,000   $236,399           0            100,000         $11,930
President and CEO                                   1999(3)   350,000    260,965           0             60,000          13,318
                                                    1999       58,333          0           0                  0           1,988
                                                    1998      342,309    358,760           0            190,000          12,068
Stanton Remer  .................................    2000     $150,000   $ 94,559           0             75,000         $ 4,627
CFO, Treasurer and                                  1999(3)   125,000    114,202           0             30,000           4,173
Secretary                                           1999       20,833          0           0                  0             771
                                                    1998      124,236     71,752           0             10,000           2,788
Brian A. Delle Donne (4) .......................    2000     $240,865   $125,000           0            100,000         $ 9,798
Chief Operating Officer                             1999(3)   186,538    100,000           0             20,000           5,750
                                                    1999       33,333          0           0                  0           1,633
                                                    1998       93,272     50,000           0             30,000           4,500
Rocco Campanelli ...............................    2000     $145,000   $ 89,295           0             15,000         $ 9,798
Executive Vice President                            1999(3)   101,135    132,438           0                  0           5,750
                                                    1999       25,000          0           0                  0           1,633
                                                    1998      100,618    100,216           0             20,000           4,500
Kevin D. Miller ................................    2000     $175,000   $ 80,000           0             75,000         $ 1,408
Senior Vice President                               1999(3)   120,000     30,000           0             30,000           1,250
                                                    1999       29,167          0           0                  0               0
                                                    1998       60,584     10,000           0             39,000               0

---------------

(1) During fiscal 1998, 1999 and 2000, certain of the officers named in this table received personal benefits not reflected in the amounts of their respective annual salaries or bonuses. The dollar amount of these benefits did not, for any individual in any fiscal year, exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for that individual in any year.
(2) This amount represents (i) premiums we paid for life and disability insurance on certain of the officers named in this table as follows: Leon
     Kopyt: 2000-$2,357, 1999-$7,568, and 1998-$7,568; and Stanton Remer:
     2000-$3,377, 1999-$2,923 and 1998-$2,788, (ii) premiums we paid for medical insurance for Leon Kopyt, Brian A. Delle Donne and Rocco Campanelli in the amount of $7,400 each, and (iii) matching contributions we made during our fiscal years ended December 31, 2000 and October 31, 1999 up to a maximum of $1,250 for each of the officers named in this table in accordance with RCM's retirement savings plan adopted pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We did not make any matching contributions in fiscal 1998.
(3) In January 2000, the Company changed its fiscal year end from October 31 to December 31. As a result of this change, the two months ended December 31, 1999 are presented as a transitional period.
(4)  Mr. Delle Donne became an employee of RCM in March 1998.

Options Granted to Our Executives in Fiscal 2000

   The following table lists information on the options to purchase our common stock we granted to our executive officers and certain members of our senior management during our fiscal year ended December 31, 2000 and the two months ended December 31, 1999. During our fiscal year ended December 31, 2000 and the two months ended December 31, 1999, we did not grant any other options to any of our executive officers or members of our senior management listed in the summary compensation table of this proxy statement. We have never granted any stock appreciation rights.

                        OPTION/SAR GRANTS IN FISCAL 2000


                                                                                                                     Potential
                                                                                                                 Value at Assumed
                                                                        Individual Grants                         Annual Rates of
                                                     -------------------------------------------------------        Stock Price
                                                      Number of      % of Total                                    Appreciation
                                                     Securities     Options/SARs                                  For the Option
                                                     Underlying      Granted to    Exercise or                        Term(1)
                                                    Options/SARs    Employees in    Base Price    Expiration    -------------------
Name                                                 Granted(2)     Fiscal Year       ($/SH)         Date          5%         10%
----                                                ------------    ------------   -----------    ----------    --------   --------
Leon Kopyt ......................................      100,000          12.6%         $ 3.00       10/26/10     $188,668   $478,123
Stanton Remer ...................................       75,000           9.5            4.75        8/29/10      224,044    567,771
Brian A. Delle Donne ............................      100,000          12.6            4.75        8/29/10      298,725    757,028
Rocco Campanelli ................................       15,000           1.9           11.93        4/04/10      112,541    285,200
Kevin D. Miller .................................       75,000           9.5            4.75        8/29/10      224,044    567,771

---------------

(1) Potential realizable value is reported net of option exercise price but before taxes associated with exercise. These amounts represent assumed rates of appreciation only. Actual gains, if any, on the options are dependent upon the future performance of our common stock, and the amounts reflected in the table will not necessarily be achieved.
(2)  These options are exercisable one year from the date of the grant.

       OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

   The following table lists the number of options exercised during our fiscal year ended December 31, 2000 and the two months ended December 31, 1999 and the number and value of options held by our executive officers and certain members of our senior management at the end of our fiscal year ended December 31, 2000 and the two months ended December 31, 1999. No other options were exercised, during our fiscal year ended December 31, 2000 and the two months ended December 31, 1999, by any of our executive officers or members of our senior management listed in the summary compensation table of this proxy statement. RCM does not have any outstanding stock appreciation rights. The values listed relate solely to outstanding stock options.


                                                                            Number of Securities           Value of Unexercised
                                                                           Underlying Unexercised              In-the-Money
                                                                                Options/SARs                   Options/SARs
                                                 Shares                      at Fiscal Year End            at Fiscal Year End(1)
                                                Acquired      Value      ---------------------------    ---------------------------
Name                                          on Exercise    Realized   Exercisable    Unexercisable    Exercisable   Unexercisable
----                                          -----------    --------   -----------    -------------    -----------   -------------
Leon Kopyt ................................        0            $0        750,000         100,000          $            $
Stanton Remer .............................        0             0         90,000          75,000
Brian A. Delle Donne ......................        0             0         50,000         100,000
Rocco Campanelli ..........................        0             0         32,000          15,000
Kevin D. Miller  ..........................        0             0         69,000          75,000

---------------

(1) These values represent the difference between the closing price of our common stock on The Nasdaq National Market on December 31, 2000 and the exercise price of each option, multiplied by the number of shares underlying each option.

Compensation of Directors

   Our employee directors do not receive any compensation for serving on our Board or its committees, other than the compensation they receive for serving as employees of RCM.

   The Board of Directors has approved a compensation package which became effective in May 2000. Under the arrangement, each non-employee director receives a retainer fee of $24,000 per year as compensation for the director's service on the Board.

   In addition to the retainer fee, each eligible director is paid meeting attendance fees of $750 for each Board Meeting and $300 for each Committee Meeting held on a date other than the date of a Board Meeting.

   Directors are also eligible to receive options to purchase our common stock and stock appreciation rights under our stock option plans.

Employment Agreements

   We have an employment agreement with Leon Kopyt which pays him an annual base salary of $350,000. The employment agreement also provides Mr. Kopyt with vacation time and other customary benefits. The agreement provides that Mr. Kopyt's annual bonus will be based on our EBITDA, defined as earnings before interest, taxes, depreciation and amortization.

   Mr. Kopyt's employment agreement is for a term of three years. The term of the Agreement automatically extends each year for an additional one-year period. The Agreement is terminable upon Mr. Kopyt's death or disability, or the termination of Mr. Kopyt for cause.

Change in Control and Termination of Employment Arrangements for Mr. Kopyt

   Mr. Kopyt has an agreement with the Company which provides him with benefits upon a change in control of RCM. The remaining term of Mr. Kopyt's employment is extended for five years upon a change in control. If, during the term of Mr. Kopyt's employment following a change in control, RCM terminates Mr. Kopyt's employment other than for cause, or Mr. Kopyt terminates his own employment for good reason, the provisions below will apply. The agreement includes as "good reason," among other things, a material change in Mr.
Kopyt's salary, title or reporting responsibilities, or a change in RCM's office location which requires Mr. Kopyt to relocate.

     o RCM must pay Mr. Kopyt a lump sum equal to the total amount of his salary and bonus for the remainder of the five-year term.

     o The exercise price of the 500,000 options granted to Mr. Kopyt under our 1996 Executive Stock Plan will be reduced to 50% of the average market price of our common stock for the 60 days prior to the date of termination if that price is less than the original $7.125 per share exercise price of the options.

     o RCM must pay to Mr. Kopyt an amount equal to the sum of all penalties he is assessed (including excise taxes imposed on certain parachute payments) and taxes he incurs as a result of the benefits he will receive under the agreement.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS


   The graph below is presented in accordance with SEC requirements. You should not draw any conclusions from the data in the graph, because past results do not necessarily predict future stock price performance. The graph does not represent our forecast of future stock price performance.

   The graph below compares our total stockholder return over the five-year period ended December 31, 2000, to the cumulative total return of two indices over the same period: the University of Chicago Graduate School of Business CRSP Total Return Index for the Nasdaq Stock Market, referred to in the graph as the Nasdaq Composite, and a peer group of staffing companies that we selected in good faith. In developing the index, each company we selected is weighted based on its market capitalization measured on December 31, 2000.

   The corporations making up the peer group are those listed below. Data Processing Corp., Interim Services Inc. and Registry, Inc., each of which was part of the peer group we used in last year's proxy, are no longer in business and therefore have been omitted from the peer group. In their places, we have added Modis Professional Services, Inc., Renaissance Worldwide, Inc. and Spherion Corp., each of which does business in the staffing industry.

         Alternative Resources Corp.    Butler International, Inc.
         Headway Corporate Resources IncJudge Com, Inc.
         Kelly Services, Inc.           Modis Professional Services, Inc.
         Olsten Corp.                   Renaissance Worldwide, Inc.
         SCB Computer Technology, Inc.  Spherion Corp.

   The graph assumes that $100 was invested on December 31, 1995 in each of our common stock, the Nasdaq Composite and the peer group index, and that all dividends were reinvested.



                                [GRAPH OMITTED]




Total Return Analysis
---------------------                                                         1995      1996     1997      1998      1999     2000
                                                                             ------    ------   ------    ------    ------   ------
RCM Technologies, Inc. ...................................................   $100.0    $280.0   $544.0    $848.0    $552.0   $116.0
Nasdaq Composite .........................................................    100.0     123.0    150.7     212.5     394.9    237.6
Peer Group  ..............................................................    100.0      90.3    103.4      70.0      68.4     30.7

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


   We believe that, during our fiscal year ended December 31, 2000, our executive officers and directors made all required filings under Section 16(a) of the Securities Exchange Act on a timely basis. Our belief is based solely on:

     o our review of copies of forms filed pursuant to Section 16(a) and submitted to the Company during and with respect to our fiscal year ended December 31, 2000 and

     o representations from our executive officers and directors that no Forms 5 were required for those persons.

                         BOARD MEETINGS AND COMMITTEES

   Our Board of Directors has an executive committee, an audit committee and a compensation committee. The committees report their actions to the full Board at the Board's next regular meeting. The following table shows on which of our Board's committees each of our directors served, and the number of meetings held by each of our Board's committees, during our fiscal year ended December 31, 2000.


                                                                                        Committee
                                                                                        ----------
Board Member                                                               Executive      Audit     Compensation
------------                                                               ---------    ---------   ------------
Leon Kopyt.............................................................        X
Stanton Remer..........................................................        X
Robert B. Kerr.........................................................                     X             X
Woodrow B. Moats, Jr...................................................                     X             X
Norman S. Berson.......................................................                     X
Brian Delle Donne......................................................        X

Meetings held in Fiscal 2000*

---------------
    * Our Board of Directors held eight meetings in our fiscal year ended December 31, 2000. Each of our directors attended all of those meetings and all meetings of the committees on which he served. Our Board took other actions during our fiscal year ended December 31, 2000 by consent resolution.

General Duties of Each Committee

   The general duties of each committee are as follows:

   Executive Committee

     o  acts on behalf of our Board between meetings of the Board

   Audit Committee

     o reviews our financial and accounting practices, controls and results, reviews the scope and services of our auditors and recommends independent auditors to the Company

     o  see "Report of the Audit Committee"

   Compensation Committee

     o  determines the compensation of our officers and employees

     o  administers our stock option plans

   Our Board of Directors does not have a nominating committee. Our directors recommend nominees for the election of directors, executive officers and committee members.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


   This report summarizes the functions and philosophical principles of the compensation committee, the compensation components of RCM's executives and other factors the compensation committee considers in determining the compensation of RCM's executives.

Functions of the Committee

   The compensation committee's primary functions include:

     o reviewing, approving and determining the salaries, bonuses and other benefits of RCM's directors, executive officers and senior management

     o recommending to RCM's Board amendments to existing stock option plans and the adoption of new stock option plans

     o negotiating, reviewing, approving and determining the adoption of, or amendments to, any compensatory plans, arrangements or agreements between RCM and its executives, and

     o  establishing and reviewing management perquisites.

Compensation Philosophy

   The compensation committee determines executive compensation and administers RCM's stock option plans with the following goals in mind:

     o provide a competitive level of total compensation necessary to attract, motivate and retain talented executives

     o align the interests of RCM's executives with those of RCM by increasing their interest in RCM through the grant of stock options, stock appreciation rights and restricted stock awards, and

     o emphasize variable, performance-based compensation which rewards executives for achieving both short-term and long-term goals.

Components of Compensation

   The compensation committee generally structures RCM executives' compensation through a combination of the following:

     o Base Salary: As a general rule, the compensation committee establishes base salaries for RCM's executives based upon the individual's performance and contribution to RCM. The Committee takes into account base salaries of executives in comparable positions in companies similar to RCM. Some of RCM's executives are parties to employment agreements. The salaries of those executives are based on their agreements.

     o Annual Incentives: The compensation committee provides annual incentive awards to RCM's executives to reward their contributions to RCM. Mr. Kopyt's bonus is based solely on RCM's EBITDA. Mr. Remer's bonus is determined based on a combination of EBITDA and certain other factors at the discretion of the chief executive officer. The bonuses of all other executives are determined based on RCM's operating income and certain other factors at the discretion of the chief executive officer, based on the guidelines established by the compensation committee.

     o Long-Term Incentive Compensation: The compensation committee periodically grants stock options and other RCM securities to RCM executives. The compensation committee intends the grants to be a significant portion of the total executive compensation. The grants are designed to align the interests of each RCM executive with those of the stockholders, and provide each executive with a significant incentive to manage RCM from the perspective of an owner with an equity stake in the business. Grants typically permit executives to acquire RCM's common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (usually up to ten years). The grants provide a return to the executive only if the market price of the shares appreciates over the option term.

   The compensation committee bases the size of each executive's option grant upon the executive's:

     o  position with RCM

     o  potential for future responsibility over the option term

     o  performance in recent periods, and

     o  current holdings of RCM stock and options.

   The compensation committee believes that RCM's financial performance is a better indicator of executive achievement than its stock price. The compensation committee examines a number of financial indicators in assessing RCM's performance, including:

     o  net sales

     o  operating income

     o  net income, and

     o  earnings per share.

   The compensation committee does not base compensation decisions upon any precise formula or accord any one factor greater weight than the other factors.

Compensation of Leon Kopyt, RCM's Chief Executive Officer

   Leon Kopyt, RCM's Chief Executive Officer, participates in the same programs as RCM's other executives, and receives compensation based on: the same factors as RCM's other executives, his employment agreement and a termination benefits agreement. Mr. Kopyt's overall compensation reflects his degree of policy and decision-making authority and his level of responsibility with respect to RCM's strategic direction and financial and operational results.
Mr. Kopyt's compensation was determined based on a study of the compensation of chief executive officers of other companies in the information technology industry which have financial and corporate characteristics similar to those of RCM. Mr. Kopyt's compensation components for RCM's fiscal year ended December 31, 2000 were as follows:

     o  Base Salary: Mr. Kopyt received a base salary of $350,000.

     o Annual Incentive: Pursuant to Mr. Kopyt's incentive compensation arrangement, Mr. Kopyt received a $236,399 bonus for the fiscal year ended December 31, 2000.

     o Long-Term Incentive: Mr. Kopyt received options to purchase 100,000 shares of RCM's common stock. The options become exercisable in October 2001. The compensation committee awarded Mr. Kopyt these options based on:

     o RCM's financial performance during its fiscal year ended December 31, 2000;

     o  RCM's stockholder return for its fiscal year ended December 31, 2000;

     o the value of awards granted to chief executive officers of other companies in the information technology industry which have financial and corporate characteristics similar to those of RCM; and

     o the number of stock options granted by the compensation committee in prior years.

Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code limits the amount of executive compensation RCM may deduct for federal income tax purposes. In general,
Section 162(m) only allows a publicly held corporation to deduct up to one million dollars per year of compensation paid to certain executives. The executives whose compensation is subject to limitation under Section 162(m) are those executives who, as of the close of a corporation's taxable year, are either the chief executive officer (or an individual acting in such capacity), or an executive whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of that executive being among the four highest compensated officers of a corporation for the taxable year (other than the chief executive officer). Performance-based compensation is not, however, subject to this deduction limitation if it meets certain requirements. One of the requirements is that performance-based compensation be payable only on the attainment of performance goals that have been approved by a corporation's stockholders. Compensation attributable to the exercise of options that are granted with an exercise price at or above the fair market value of the stock subject to the option under a stockholder-approved stock option plan meeting certain requirements is also qualified as performance-based compensation. The compensation committee has generally attempted to structure the compensation it pays to RCM's executives subject to Section 162(m) so that compensation that would exceed the one million dollar limitation otherwise imposed under Section 162(m) will qualify for the exemption noted above for performance-based compensation.

   Respectfully submitted by the members of the compensation committee of the Board of Directors:


                             Woodrow B. Moats, Jr.
                             Robert B. Kerr

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


   Our compensation committee consists of Robert B. Kerr and Woodrow B. Moats, Jr. Neither Mr. Kerr nor Mr. Moats is or has been an officer or employee of RCM or any of its subsidiaries.

                                   PROPOSAL 2
                             ---------------------
                     APPROVAL OF THE RCM TECHNOLOGIES, INC.
                       2001 EMPLOYEE STOCK PURCHASE PLAN

   At the 2001 Annual Meeting, the stockholders will be asked to consider and vote on a proposal to approve and adopt the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Plan was approved by our Board of Directors on December 4, 2000, and is subject to approval by the stockholders.

   The following is a summary of the terms and provisions of the Stock Purchase Plan as of April 23, 2001, and of certain tax effects of participation in the Stock Purchase Plan. The Board of Directors may, at any time and from time to time, amend the Stock Purchase Plan in any respect, except that any amendment that is required to be approved by the stockholders under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), shall be submitted to the stockholders for approval. This summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan as amended from time to time. A copy of the Stock Purchase Plan will be made available without charge to any person upon his or her written request, which request should be directed to the Director of Investor Relations at our address appearing on the first page of this proxy statement. To the extent that there is a conflict between this summary and the Stock Purchase Plan, the terms of the Stock Purchase Plan will govern.

Purpose

   The purpose of the Stock Purchase Plan is to provide eligible employees of the Company and our subsidiaries an opportunity to purchase shares of the common stock. The Board of Directors believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company. The Stock Purchase Plan is intended to comply with the provisions of the Code.

   The Stock Purchase Plan became effective on January 1, 2001. Subject to adjustment upon an increase or decrease in the amount of issued shares of common stock resulting from a subdivision or consolidation of shares of other capital adjustments, we reserved and made available for issuance and purchase under the Stock Purchase Plan 500,000 shares of the common stock.

Eligibility

   In general, all employees of the Company or any of our subsidiaries who customarily work more than 20 hours per week and more than five months a year are eligible to participate in the Stock Purchase Plan after working for the Company or a subsidiary for at least one full year. Employees who already own 5% or more of the common stock are not eligible to participate. Generally, an election to participate in the Stock Purchase Plan must be made 30 days before each July 1 and January 1 or such other dates as may be established by the compensation committee (the "Purchase Period").

Administration

   The Stock Purchase Plan is administered by the compensation committee. The compensation committee has the authority and power to make, adopt, institute and enforce rules and regulations not inconsistent with the provisions of the Stock Purchase Plan. The compensation committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Stock Purchase Plan, including the agreement by which an eligible employee may enroll as a participant in the Stock Purchase Plan, payroll withholding authorizations, requests for distributions of shares and all other required notices under the Stock Purchase Plan. The compensation committee shall have the fullest discretion permissible under law in the discharge of its duties. The compensation committee's interpretations and decisions with respect to the Stock Purchase Plan shall be final and conclusive.

Purchase of Stock

   Each eligible employee may authorize payroll deductions from his or her compensation for the purpose of funding the purchase of the common stock pursuant to an instrument prescribed by the compensation committee, pursuant to which the eligible employee may purchase his or her shares from the Company (the "Purchase Agreement"). In the Purchase Agreement, each eligible employee shall authorize an after-tax payroll deduction from each payment of compensation during the Purchase Period in integral percentage amounts ranging from 1% to 10% of such eligible employee's compensation, but in no event shall any such eligible employee be able to authorize more than $10,000 per year toward the purchase of the common stock pursuant to his or her Purchase Agreement. An eligible employee may change the deduction to any permissible level effective as of 30 days prior to any Purchase Period. A change shall be made by filing with the compensation committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the compensation committee shall prescribe. An eligible employee may not change his or her percentage amounts during the Purchase Period.

   Unless the compensation committee determines otherwise, the purchase price per share of the common stock of the Company to be sold to eligible employees under the Stock Purchase Plan shall be the lower of (i) 85% of the market value of such share on the first day of the Purchase Period or (ii) 85% of the market value of such share on the last day of the Purchase Period.

   In accordance with the procedures established by the compensation committee, an eligible employee may request a distribution of shares of the common stock purchased for the eligible employee under the Stock Purchase Plan or order the sale of such shares. However, an eligible employee may not receive a distribution of any shares of the common stock of the Company acquired under the Stock Purchase Plan within two years after the beginning of the Purchase Period in which the common stock is purchased. In accordance with the procedures established by the compensation committee, the eligible employee may elect to sell the shares of stock from the stockholder account established under the Stock Purchase Plan.

   If an eligible employee terminates his or her employment with for any reason or ceases to be an eligible employee, the compensation committee may (i) require the eligible employee to sell the shares from the account established under the Stock Purchase Plan, or (ii) receive a distribution of his or her shares of common stock held in any stockholder account unless the eligible employee elects (or, if the eligible employee terminates employment with the Company on account of death, the eligible employee's executor, administrator or other personal representative elects) to have the shares of stock sold in accordance with such procedures as the compensation committee shall prescribe.

Federal Income Tax Consequences

   The Stock Purchase Plan is intended to qualify for favorable income tax treatment under Section 421 and 423 of the Code. Payroll deductions will be made on an after tax basis. Thus, eligible employees will have to pay income tax on the dollars withheld from their paychecks under the Stock Purchase Plan.

   No income will be recognized because payroll deductions are used to buy the common stock at a discount. The 15% discount will not be taken into account for income tax purposes until the common stock is sold. The income tax consequences associated with a sale of the common stock depend upon when the sale occurs. The Stock Purchase Plan has been designed with the intent that if the sale occurs more than two years after the date the stock is purchased, then an eligible employee will realize taxable gain or loss equal to the difference between the selling price and the amount paid for the stock. If the stock is sold at a gain, then the gain will be treated as ordinary income to the extent of the 15% discount received when the stock was purchased, and the balance of the gain, if any, will be treated as long-term capital gain. If the stock is sold at a loss, then no ordinary income is realized and the entire loss will be treated as a long-term capital loss.

   If the common stock purchased under the Stock Purchase Plan is sold within two years after the date it is purchased, then, regardless of whether the eligible employee has a profit or loss on the sale, it is expected that the 15% purchase price discount received when the stock was purchased will be taxable as ordinary income. We are entitled to a deduction for the amounts taxable to an eligible employee as ordinary income. The eligible employee will also recognize taxable capital gain or loss (which will be short-term or long-term, depending upon the holding period) on the sale equal to the difference between the selling price and the fair market value of the stock at the time it was purchased.

   Additional special tax rules may apply to those eligible employees who are subject to the rules set forth in Section 16 of the Securities Exchange Act of 1934, as amended.

   The foregoing tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have special questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RCM TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN PROPOSAL.

                                   PROPOSAL 3
                             ---------------------
              APPROVAL OF THE RCM TECHNOLOGIES, INC. NONQUALIFIED
                           DEFERRED COMPENSATION PLAN

   At the 2001 Annual Meeting, the stockholders will be asked to consider and vote on a proposal to approve and adopt the RCM Technologies, Inc. Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan was approved by the Board of Directors on December 4, 2000, and is subject to approval by the stockholders.

   The following is a summary of the terms and provisions of the Deferred Compensation Plan as of April 23, 2001, and of certain tax effects of participation in the Deferred Compensation Plan. This summary is qualified in its entirety by reference to the full text of the Deferred Compensation Plan as amended from time to time. A copy of the Deferred Compensation Plan will be made available without charge to any person upon his or her written request, which request should be directed to the Director of Investor Relations at our address appearing on the first page of this proxy statement. To the extent that there is a conflict between this summary and the Deferred Compensation Plan, the terms of the Deferred Compensation Plan will govern.

Purpose

   The purpose of the Deferred Compensation Plan is to permit a certain select group of our management or highly compensated employees (the "Participants") to defer a portion of their compensation so that such amounts may be paid to the Participants (or their beneficiaries) as specified in the Deferred Compensation Plan, and to allow the Company to make certain discretionary contributions as provided in the Deferred Compensation Plan.

General Provisions

   Employees selected by the Company from time to time shall be eligible to participate in the Deferred Compensation Plan. Only individuals who are members of a select group of management or higher compensated employees may participate in the Deferred Compensation Plan. Participants may elect to commence their participation in the Deferred Compensation Plan by executing a written document ("Participation Agreement") and delivering said Participation Agreement to the Company.

   Under the Deferred Compensation Plan, the Participants can voluntarily elect to defer all or a portion of their base salaries, commissions and bonuses for any year. Participants could elect to defer up to fifty percent

(50%) of their base salary and may defer up to one hundred percent (100%) of their bonuses for any year. At times designated by the Company, each Participant may execute and deliver a written election to the Company in the form and manner directed by the Company to increase or decrease the amount deferred under the Preferred Compensation Plan.

   In addition to other amounts that are voluntarily deferred by a Participant, we have discretion to defer additional amounts under the Deferred Compensation Plan based on our profits for the previous year (the "Company Contributions"). The Company Contributions may be allocated among the Participants based on their respective levels of compensation. We shall also credit (or reduce) a Participant's deferred compensation by an amount equal to the amount that would have been earned (or lost) if the amounts deferred under this Deferred Compensation Plan had been invested in hypothetical investments provided by the Company from time to time, based on a list of hypothetical investments provided by the Company from time to time ("Earnings"). A Participant shall be one hundred percent (100%) vested at all times in his or her voluntary deferrals and the Earnings thereon.

   In regards to the Company Contributions and Earnings thereon, a Participant shall be one hundred percent (100%) vested in any given Deferred Compensation Plan year Company Contribution when the Participant has completed three (3) consecutive years of service with the Company as a Participant of the Deferred Compensation Plan immediately after the year for which the contribution is made, and he or she remains an employee on January 1 of the next year. If a Participant's employment with the Company terminates before he or she has completed at least three (3) consecutive years of service as a Participant under the Deferred Compensation Plan immediately after the year for which the contribution is made (or if he or she is not an employee on January 1 of the next year), the Participant shall have no interest whatsoever in such contribution and any Earnings thereon (in other words, any interest the Participant may have had shall be forfeited).

   The Deferred Compensation Plan may not be amended, altered or modified, retroactively, except by written instrument signed by the Company and the impacted Participants or their respective successors. We may amend, alter, modify or terminate the Deferred Compensation Plan at any time, provided further that no such modification or termination shall adversely affect a Participant's entitlement to benefits attributable to vested amounts credited to his or her Deferred Compensation account prior to the modification or termination of the Deferred Compensation Plan.

Federal Income Tax Treatment

   Any Participant in the Deferred Compensation Plan who is paid in cash will not be subject to federal income tax or related withholding until the cash is received. We will be entitled to take a corresponding tax deduction for the tax year in which the Participant recognizes ordinary income. This summary is not intended to be exhaustive and, among other things, does not describe state, local or employment tax consequences.

Action by Stockholders

   The affirmative vote of a majority of the votes cast by the holders of the shares of common stock present, in person or represented by proxy, at the 2001 Annual Meeting is required for approval of this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE RCM TECHNOLOGIES, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN.

                                   PROPOSAL 4
                             ---------------------
            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

   On the recommendation of our management, the Board of Directors has selected Grant Thornton LLP to act in the capacity of independent accountants for the current fiscal year. Ratification and approval by the stockholders will be sought by the Board of Directors for the selection of Grant Thornton LLP as independent accountants to audit our accounts and records for the fiscal year ending December 31, 2001, and to perform other appropriate services. The affirmative vote of a majority of the outstanding shares of our voting stock is required to ratify the selection of Grant Thornton LLP. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Grant Thornton LLP, the Board of Directors will reconsider such selection.

   Audit Fees. Audit fees billed to the Company by Grant Thornton LLP during 2000 for audit and review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-Q totaled $60,000.

   Financial Information Systems Design and Implementation Fees. We did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during 2000.

   All Other Fees. Fees billed to the Company by Grant Thornton LLP during 2000 for all other non-audit services rendered to the Company, including tax related services, totaled $12,605.

   The Audit Committee has considered whether Grant Thornton LLP's provision of services other than professional services rendered for the audit and review of our annual financial statements is compatible with maintaining Grant Thornton LLP's independence, and has determined that it is so compatible.

   The Audit Committee has been informed by Grant Thornton LLP that less than 50 percent of the hours expended on Grant Thornton LLP's engagement to audit our financial statement for the fiscal year ended December 31, 2001 were attributed to work performed by persons other than Grant Thornton LLP's full-time, permanent employees.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT ACCOUNTANTS FOR FISCAL 2001.

   The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee recommended to the Board of Directors of the selection of our independent auditors. The Audit Committee discussed with the independent auditors the overall scope and specific plans for their audit. The Committee also discussed our consolidated financial statements and the adequacy of our internal controls. The Committee met regularly with our independent auditors, without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The meetings also were designed to facilitate any private communication with the Committee desired by the independent auditors. During the course of the year, the Committee recommended to and received approval of the Board of Directors for the creation of an internal auditor position. A copy of the Audit Committee Charter is set forth below.

   All members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

                                Audit Committee

                             Robert B. Kerr (Chair)
                                Norman S. Berson
                             Woodrow B. Moats, Jr.

                            AUDIT COMMITTEE CHARTER


  Organization

    The Audit Committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

  Statement of Policy

    The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company. It is the expectation of the Audit Committee that the financial management will fulfill its responsibility of bringing any significant items to the attention of the Audit Committee.

  Responsibilities

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with pertinent requirements.

    In carrying out these responsibilities, the Audit Committee will:

       o Obtain annually the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate.

       o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

       o Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

       o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditors' compensation and at the conclusion thereof review such audit or reviews, including any comments or recommendations of the independent auditors.

       o Review with the independent auditors, the Company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

       o Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors.

       o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present.

       o Report the results of the annual audit to the Board of Directors.

       o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

       o Include a report of the Audit Committee in the proxy statements.

       o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

       o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.


                             STOCKHOLDER PROPOSALS


   Stockholders may submit proposals to be considered for inclusion in the proxy materials for our annual meetings. For your proposal to be included in the proxy materials for our 2002 annual meeting:

     o you must submit your proposal in writing to Stanton Remer, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109;

     o  Mr. Remer must receive your proposal no later than February 21, 2002;
        and

     o  your proposal must comply with the rules and regulations of the SEC.

   You may wish to present a proposal at our 2002 annual meeting but not have the proposal included in our proxy materials relating to that meeting. You must notify our Secretary of such proposal. If we do not receive notice of your proposal by May 7, 2002 the proposal will be deemed "untimely" for the purposes of Rule 14a-4(c) of the Securities Exchange Act of 1934. If the proposal is deemed "untimely," the persons named as proxies in next year's proxy materials will be entitled to vote in their discretion with respect to the proposal.




                                   By Order of the Board of Directors,




                                   /s/ Stanton Remer
                                   ---------------------------------------------
                                   Stanton Remer
                                   Secretary

April 25, 2001

                                                                     APPENDIX A

                             RCM TECHNOLOGIES, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

         The purpose of the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase common stock of RCM Technologies, Inc. ("the Company"). The Board of Directors of the Company believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company. The Plan must be approved by the stockholders of the Company within 12 months after the date on which the Plan is adopted.

                                    ARTICLE I
                                   Definitions

         Sec. 1.01 "Board of Directors" means the Board of Directors of the Company.

         Sec. 1.02 "Code" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

         Sec. 1.03 "Committee" means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 5.04.

         Sec. 1.04 "Company" means RCM Technologies, Inc., a Nevada corporation, or any successor by merger or otherwise.

         Sec. 1.05 "Compensation" means a Participant's base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code.

         Sec. 1.06 "Effective Date" shall mean January 1, 2001.

         Sec. 1.07 "Election Date" means 30 days before each July 1 and January 1 or such other dates as the Committee shall specify; provided that the first Election Date for the Plan shall be the Effective Date.

         Sec. 1.08 "Eligible Employee" means each employee of the Employer:

                  (i) Who is employed by the Employer as an employee (and not as an independent contractor),

                  (ii) Whose customary employment is for more than 20 hours per week and for more than five months per year,

                  (iii) Who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and

                  (iv) Who has completed at least one year of service with the Employer, including any period of service with any predecessor business unit acquired by the Employer (whether by asset purchase, stock purchase, merger or otherwise).

         Sec. 1.09 "Employer" means the Company and each Subsidiary.

         Sec. 1.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

         Sec. 1.11 "Market Value" means the last price for the Stock as reported on the principal market on which the Stock is traded for the date of reference. If there was no such price reported for the date of reference, "Market Value" means the last reported price for the Stock on the day next preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value as determined by the Committee.

         Sec. 1.12 "Participant" means each Eligible Employee who elects to participate in the Plan.

         Sec. 1.13 "Plan" means the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

         Sec. 1.14 "Plan Year" means each calendar year during which the Plan is in effect.

         Sec. 1.15 "Purchase Agreement" means the instrument prescribed by the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by the Company. The Purchase Agreement is intended to evidence the Company's offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein.

         Sec. 1.16 "Purchase Date" means the last day of each Purchase Period.

         Sec. 1.17 "Purchase Period" means each six-month period or other period specified by the Committee, beginning on or after the Effective Date, during which the Participant's Stock purchase is funded through payroll deduction accumulations.

         Sec. 1.18 "Purchase Price" means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 3.03.

         Sec. 1.19 "Stock" means the common stock of the Company.

         Sec. 1.20 "Subsidiary" means any present or future corporation which
(i) constitutes a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participating entity in the Plan by the Committee.

                                   ARTICLE II
                           Admission to Participation

         Sec. 2.01 Initial Participation. An Eligible Employee may elect to participate in the Plan and may become a Participant effective as of any Election Date, by executing and filing with the Committee a Purchase Agreement at such time in advance of the Election Date as the Committee shall prescribe. The Purchase Agreement shall remain in effect until it is modified through discontinuance of participation under Section 2.02 or a change under Section 3.05.

         Sec. 2.02 Discontinuance of Participation.

                  (a) A Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the Purchase Date as the Committee shall prescribe. A Participant who ceases contributions during a Purchase Period may not make additional contributions to the Plan during the Purchase Period. The Company shall pay a Participant who ceases contributions during a Purchase Period any funds held in his or her account under the Plan. The Participant may again elect to participate in the Plan on the next Election Date, if the Participant is then an Eligible Employee.

                  (b) If a Participant terminates his or her employment with the Employer for any reason or otherwise ceases to be an Eligible Employee, his or her participation in the Plan automatically shall cease, no further purchase of Stock shall be made for the Participant, and the Company shall pay to the Participant (or, if the Participant terminates employment with the Employer on account of death, to the Participant's executor, administrator or other personal representative) any funds held in his or her account under the Plan.

         Sec. 2.03 Readmission to Participation. Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Committee a new Purchase Agreement. Reinstatement to Participant status shall be effective as of any Election Date, provided the Participant files a new Purchase Agreement with the Committee at such time in advance of the Election Date as the Committee shall prescribe.

                                   ARTICLE III
                            Stock Purchase and Resale

         Sec. 3.01 Reservation of Shares. There shall be 500,000 shares of Stock reserved for issuance or transfer under the Plan, subject to adjustment in accordance with Section 4.02. Except as provided in Section 4.02, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

         Sec. 3.02 Limitation on Shares Available.

                  (a) The maximum number of shares of Stock that may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole shares of Stock that can be purchased by applying the full balance of the Participant's withheld funds to the purchase of shares of Stock at the Purchase Price, or (b) the Participant's proportionate part of the maximum number of shares of Stock available under the Plan, as stated in Section 3.01.

                  (b) Moreover, the maximum number of shares that a Participant may purchase during a Purchase Period is 1,000 shares (subject to the limits of Section 3.02(d) and subject to adjustment as described in
         Section 4.02). Further, the maximum number of shares that all Participants may purchase, in the aggregate, during a Purchase Period is 250,000 shares (subject to adjustment as described in Section 4.02). If necessary, the maximum number of shares that a Participant may purchase during a Purchase Period shall be adjusted as determined by the Committee, to reflect the maximum number of shares that all Participants may purchase, in the aggregate, during a Purchase Period. Before the beginning of a Purchase Period, the Committee may increase or decrease these maximum share limits for the Purchase Period and subsequent Purchase Periods. The adjusted maximum share limits shall continue in effect until again adjusted by the Committee.

                  (c) Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any offering under the Plan would be deemed for purposes of section 423(b)(3) of the Code to own stock (including any number of shares of Stock that such person would be entitled to purchase under the Plan) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, the maximum number of shares of Stock that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock that such person is deemed to own (excluding any number of shares of Stock that such person would be entitled to purchase under the
         Plan), is one less than such five percent. Any amounts withheld from a Participant's compensation that cannot be applied to the purchase of Stock by reason of the foregoing limitation shall be returned to the Participant as soon as practicable.

                  (d) A Participant may not purchase shares of Stock having an aggregate Market Value of more than $25,000, determined at the beginning of each Purchase Period, for any calendar year in which one or more offerings under this Plan are outstanding at any time, and a Participant may not purchase a share of Stock under any offering after the expiration of the Purchase Period for the offering.

         Sec. 3.03 Purchase Price of Shares.

                  (a) Unless the Committee determines otherwise, the Purchase Price per share of the Stock to be sold to Participants under the Plan shall be the lower of:

                      (i) 85% of the Market Value of such share on the first day of the Purchase Period, or

                      (ii) 85% of the Market Value of such share on the Purchase
                  Date.

                  (b) The Committee may determine that the Purchase Price shall be the Market Value, or a percentage of the Market Value, on either of the first day of the Purchase Period or the Purchase Date, or the lower of such values, so long as the percentage shall not be lower than 85% of such Market Value.

         Sec. 3.04 Exercise of Purchase Privilege.

                  (a) As of the first day of each Purchase Period, each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in Section 3.03. The option shall continue in effect through the Purchase Date for the Purchase Period. Subject to the provisions of Section 3.02 above, on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire not to make such purchase.

                  (b) Subject to the provisions of Section 3.02, there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of whole shares of Stock as can be purchased with the amounts withheld from the Participant's Compensation during the Purchase Period. Each such purchase shall be deemed to have occurred on the Purchase Date occurring at the close of the Purchase Period for which the purchase was made. Any amounts that are withheld from a Participant's Compensation in a Purchase Period and that remain after the purchase of whole shares of Stock on a Purchase Date will be held in the Participant's account, without interest, and applied on the Participant's behalf to purchase Stock on the next Purchase Date.

         Sec. 3.05 Payroll Deductions. Each Participant shall authorize payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Purchase Agreement. In the Purchase Agreement, each Participant shall authorize an after-tax payroll deduction from each payment of Compensation during the Purchase Period in integral percentage amounts ranging from 1% to 10% of such Participant's Compensation, but in no event shall Participant be able to authorize more than $10,000 per year toward the purchase of Stock pursuant to his or her Purchase Agreement. A Participant may change the deduction to any permissible level effective as of any Election Date. A change shall be made by filing with the Committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the Committee shall prescribe. Except as provided in Section 2.02, a Participant may not change his or her percentage amounts during the Purchase Period.

         Sec. 3.06 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's authorized payroll deductions. All funds received or held by the Company under the Plan are general assets of the Company, shall be held free of any trust or other restriction, and may be used for any corporate purpose.

         Sec. 3.07 Share Ownership; Issuance of Certificates.

                  (a) The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares of Stock. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee.

                  (b) The Committee, in its sole discretion, may determine that shares of Stock shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of shares of Stock purchased by the Participant, (ii) issuing and delivering certificates for the number of shares of Stock purchased to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or (iii) issuing and delivering certificates for the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant's share interests in the Stock. Each certificate or account, as the case may be, may be in the name of the Participant or, if he or she so designates on the Participant's Purchase Agreement, in the Participant's name jointly with the Participant's spouse, with right of survivorship, or in such other form as the Committee may permit.

                  (c) The Committee, in its sole discretion, may impose such restrictions or limitations as it shall determine on the resale of Stock, the issuance of individual stock certificates or the withdrawal from any stockholder accounts established for a Participant.

                  (d) If, under Section 3.07(b), certificates for Stock are held for the benefit of the Participant, any dividends payable with respect to shares of Stock credited to a stockholder account of a Participant will, at the Participant's election, either be (i) reinvested in shares of Stock and credited to the Participant's account or (ii) paid directly to the Participant. If dividends are reinvested in shares of Stock, such reinvestment shall be made based on the Market Value of the Stock at the date of the reinvestment, with no discount from Market Value.

         Sec. 3.08 Distribution of Shares or Sale of Stock.

                  (a) In accordance with the procedures established by the Committee, a Participant may request a distribution of shares of Stock purchased for the Participant under the Plan or order the sale of such shares. However, a Participant may not receive a distribution of any shares of Stock acquired under the Plan within two years after the beginning of the Purchase Period in which the Stock is purchased.

                  (b) In accordance with the procedures established by the Committee, the Participant may elect to sell the shares of Stock from the stockholder account established pursuant to Section 3.07(b) under the Plan.

                  (c) In accordance with the procedures established by the Committee, if a Participant terminates his or her employment with the Employer for any reason or ceases to be an Eligible Employee, the Committee may (i) require the Participant to sell the shares of Stock from the account established pursuant to Section 3.07(b) under the Plan, or (ii) receive a distribution of his or her shares of Stock held in any stockholder account established pursuant to Section 3.07(b), unless the Participant elects (or, if the Participant terminates employment with the Employer on account of death, the Participant's executor, administrator or other personal representative elects) to have the shares of Stock sold in accordance with such procedures as the Committee shall prescribe.

                  (d) If a Participant is to receive a distribution of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in whole shares of Stock. Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.

                                   ARTICLE IV
                               Special Adjustments

         Sec. 4.01 Shares Unavailable. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares of Stock then available for purchase under the Plan, the following events shall occur:

                  (a) The number of shares of Stock that would otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

                  (b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

         Sec. 4.02 Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 3.01, the maximum number of shares that may be purchased by a Participant as provided in
Section 3.02(b), the total number of shares that may be purchased by all Participants in a Purchase Period as provided in Section 3.02(b), and the calculation of the Purchase Price per share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

         Sec. 4.03 Effect of Certain Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any offering hereunder shall pertain to and apply to the shares of stock of the Company. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board determines otherwise, and the balance of any amounts withheld from a Participant's Compensation which have not by such time been applied to the purchase of Stock shall be returned to the Participant.

                                    ARTICLE V
                                  Miscellaneous

         Sec. 5.01 Non-Alienation. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime and may not be assigned or otherwise transferred by the Participant.

         Sec. 5.02 Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

         Sec. 5.03 No Interest. No interest shall be payable with respect to amounts withheld under the Plan.

         Sec. 5.04 Committee. The Board of Directors shall appoint the Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, requests for distribution of shares, and all other notices required hereunder. The Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Committee's interpretations and decisions with respect to the Plan shall be final and conclusive.

         Sec. 5.05 Withholding of Taxes; Notification of Transfer.

                  (a) All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or the Company may deduct from the Participant's wages or other compensation the amount of any withholding taxes dues with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

                  (b) A Participant shall be required to advise the Committee immediately if the Participant transfers (by sale, gift or other manner) any shares of Stock acquired under the Plan within two years after the beginning of the Purchase Period in which the Stock is purchased.

         Sec. 5.06 Amendment of the Plan. The Board of Directors may, at any time and from time to time, amend the Plan in any respect, except that any amendment that is required to be approved by the stockholders under section 423 of the Code shall be submitted to the stockholders of the Company for approval.

         Sec. 5.07 Expiration and Termination of the Plan. The Plan shall continue in effect for ten years from the Effective Date, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Directors. The Board of Directors shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts withheld from the Participant's Compensation which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

         Sec. 5.08 No Employment Rights. Participation in the Plan shall not give an employee any right to continue in the employment of an Employer, and shall not affect the right of the Employer to terminate the employee's employment at any time, with or without cause.

         Sec. 5.09 Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

         Sec. 5.10 Notice. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective only when received by the Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the Company's corporate headquarters, or such other address as the Committee may designate. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

         Sec. 5.11 Government Regulation. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

         Sec. 5.12 Internal Revenue Code and ERISA Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

         Sec. 5.13 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

         Sec. 5.14 Severability of Provisions, Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the Nevada to the extent such laws are not in conflict with, or superseded by, federal law.

                                                                     APPENDIX B

                             RCM TECHNOLOGIES, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

         THIS PLAN, effective as of January 1, 2001 (the "Effective Date"), is established by RCM Technologies, Inc., a Nevada corporation (hereinafter the "Company"), 2500 McClellan Ave., Suite 350, Pennsauken, NJ 08109.

                                    RECITALS

         The Company recognizes the valuable services performed for it by the employees participating in this Plan (herein the "Employees," the "Participants" or the "Employees").

         The Company desires to establish this Plan to permit certain Employees of the Company to defer payment of a portion of their compensation until the times specified in this Plan.

         The Employees participating in this Plan constitute a select group of management or highly compensated employees.

         It is the intention of the parties that this arrangement is unfunded for tax purposes and for purposes of Title I of ERISA.

         The Company desires to provide the terms and conditions under which such amounts shall be deferred and paid.

                                   AGREEMENTS

         In consideration of these premises, the Company hereby declares:

         1.       Establishment and Purposes.

                  a. Establishment. Company hereby establishes this Plan as of the Effective Date.

                  b. Name. The Plan shall be known as the "RCM Technologies, Inc. Nonqualified Deferred Compensation Plan."

                  c. Purpose. The purpose of this Plan is to allow Employees to defer a portion of their compensation so that such amounts may be paid to the Employees (or their beneficiaries) as specified in this Plan, and to allow the Company to make certain discretionary contributions as provided in this Plan.

         2.       Definitions.

         Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:

                  a. Beneficiary: Any person, entity, or any combination thereof, designated by an Employee in a written document in substantially the form of Exhibit 1 attached to this Plan and hereby made a part of this Plan (or such other form as the Company may designate from time to time), to receive benefits under this Plan in the event of the Employee's death, or in the absence of any such designation, his or her estate. The term "Beneficiary" shall include one or more Beneficiaries, including all contingent Beneficiaries designated.

                  b. Board of Directors: The Company's Board of Directors or other governing body at any time.

                  c. Code: The Internal Revenue Code of 1986, as amended.

                  d. Deferred Compensation Account: shall have the meaning set forth in Section 8 of this Plan.

                  e. Disability or Disabled: An Employee shall be considered "Disabled" or to have a "Disability" for purposes of this Plan if he or she is unable to perform his or her regular duties because of a physical or mental illness or injury for a period in excess of four (4) months, and his or her employment terminates as a result of such illness or injury.

                  f. Employee or Executive: An Employee of the Company selected by the Company to participate in this Plan and who has fulfilled the requirements to participate in this Plan, provided that all Employees herein shall be members of a select group of management or highly compensated employees. The term "Executive" shall have the same meaning as the term "Employee."

                  g. ERISA. The Employee Retirement Income Security Act of 1974, as amended.

                  h. Participant: The term "Participant" shall have the same meaning in this Plan as the terms "Employee" and "Executive".

                  i. Participation Agreement: A written document under which an Employee elects to participate in this Plan, and elects to defer a portion of his or her compensation, in substantially the form of
         Exhibit 2 attached to this Plan and hereby made a part of this Plan (or such other form as the Company may designate from time to time).

                  j. Plan: This RCM Technologies, Inc. Nonqualified Deferred Compensation Plan.

         3.       Participation in the Plan.

                  a. Employees selected by the Company from time to time shall be eligible to participate in this Plan. Notwithstanding any other provision herein, only individuals who are members of a select group of management or highly compensated employees may participate in this Plan.

                  b. Employees may elect to commence their participation in this Plan and defer payment of part of their compensation by executing a Participation Agreement and delivering said Participation Agreement to the Company.

                  c. Each Participation Agreement executed under this Plan shall specify the total dollar amount (or a percentage) of base salary and commissions, and the total dollar amount (or a percentage) of the Employee's annual bonus which is to be deferred for each year. An Employee cannot defer more than fifty percent (50%) of his or her base salary and commissions, and may defer up to one hundred percent (100%) of his or her bonus for any year. The minimum amount that may be deferred in any year is Five Thousand Dollars ($5,000.00). If the Employee is a participant of this Plan for only part of the year, the minimum amount that may be deferred shall be $416.66 per month. The amount to be deferred shall be deducted from the compensation otherwise payable to the Employee.

                  d. At times designated by the Company, each Employee may execute and deliver a written election with the Company in the form and manner directed by the Company to increase or decrease the amount deferred hereunder effective for compensation earned after the date designated in the election form. Any change in the amount deferred shall only be effective for amounts that have not yet been earned. If an Employee does not change the amount deferred, his or her previous election shall continue in effect. In its discretion, the Company may permit an Employee to execute a new deferral election form any time (including but not limited to situations in which an employee becomes a Participant of the Plan after the beginning of the year), provided that any change in the amount deferred shall only be effective for amounts that have not yet been earned.

                  e. Employees who had participated in the Plan and who subsequently terminate their participation may recommence active participation with the consent of the Company by filing a new Participation Agreement as allowed by the Company.

                  f. All elections provided for in paragraphs (a) through (e) in this Section, including but not limited to all elections to participate in this Plan or to increase or decrease amounts deferred, shall only be effective if filed with or delivered to the Company in the manner requested or directed by the Company.

         4. Employee Elective Deferrals and Designation of Schedule for Payment of Benefits.

                  a. During each payroll period in which an Employee has elected to defer compensation under a Participation Agreement or deferral election form, the Company shall defer payment of such part of the Employee's compensation as is specified in the Participation Agreement or deferral election form (herein the "Employee Elective Deferrals"). Compensation is to be deferred for any calendar month only if an agreement providing for such deferral has been entered into before the first day of the month. However, with respect to a new employee, compensation may be deferred for the calendar month during which the employee first becomes an employee, if an agreement providing for such deferral is entered into before the first day on which the employee becomes an employee.

                  b. In addition to designating the amount of his or her compensation that shall be deferred in a Participation Agreement or a deferral election form, an Employee may also designate when such amounts shall be paid, as provided in Section 9 of this Plan.

         5. Company Contributions. In addition to the amounts that are voluntarily deferred by an Employee, the Company has discretion to defer additional amounts under this Plan (herein the "Company Contributions"). The additional amounts may be based on the Company profits for the previous year, and may be allocated among the Employees based on their respective levels of compensation. Any Company Contribution shall be credited to the Employee's Deferred Compensation Account at the time designated by the Company.

         6. Earnings Amounts. In addition to the other amounts credited to an Employee's Deferred Compensation Account, the Company shall also credit (or reduce) an Employee's Deferred Compensation Account by an amount equal to the amount that would have been earned (or lost) if the amounts deferred under this Plan had been invested in hypothetical investments designated by the Employee from time to time, based on a list of hypothetical investments provided by the Company from time to time. Such hypothetical earning shall be referred to in this Plan as the "Earnings Amount"). The Employee shall designate the investments used to measure the Earnings Amount from the list provided by the Company, by completing a document in the form of Exhibit 3 attached hereto, or in such other form as the Company may designate from time to time. The Employee may change such designations at such times as are permitted by the Company, provided that the Employee shall be entitled to change such designations at least quarterly. Earnings Amounts shall be credited to (or deducted from) the Employee's Deferred Compensation Account at least annually (or more frequently at the discretion of the Company). Earnings shall be credited (or deducted from) a Deferred Compensation Account until all payments with respect to such account have been made under this Plan. The Company shall not be liable or otherwise responsible for any decrease in an Employee's Deferred Compensation Account because of the investment performance of the designated assets. The Company, in its sole and absolute discretion may (or may not) acquire any particular investment product or any other instrument or otherwise invest any amount to provide the funds from which it can satisfy its obligations to make benefit payments under this Plan. To the extent that an Employee or his or her Beneficiary acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company.

         7. Vesting of Company Contributions and Earnings Thereon. An Employee shall be one hundred percent (100%) vested at all times in his or her Employee Elective Deferrals and the Earnings thereon.

         In regards to the Company Contributions and Earnings thereon, an Employee shall be one hundred percent (100%) vested in any given plan year Company Contribution when the Employee has completed three (3) consecutive Years of Service with the Company as a Participant of this Plan immediately after the year for which the contribution is made, and he or she remains an employee on January 1 of the next year. For the purpose of determining the vesting for Company Contributions, each plan year Company Contribution shall be considered separately and have its own vesting schedule. No Years of Service with the Company prior to becoming a participant under this Plan shall be considered for purposes of this Plan. A "Year of Service" shall mean a calendar year after December 31, 2000 in which the Employee works at least one thousand (1,000) hours for the Company. If an Employee's employment with the Company terminates before he or she has completed at least three (3) consecutive Years of Service as a Participant under this Plan immediately after the year for which the contribution is made (or if he or she is not an employee on January 1 of the next year), the Employee shall have no interest whatsoever in such contribution and any Earnings thereon (in other words, any interest the Employee may have had shall be forfeited).

         As an example, assume that the Company reviews its results for the calendar year ending December 31, 2001, and as a result, in March of 2002, elects to make a Company Contribution. In order to vest in such contribution (and the Earnings thereon) the Employee would need to complete three (3) consecutive Years of Services in the next three years (in 2002, 2003, and 2004) and be an employee on January 1 of the next year, in which case the Employee would vest in the contribution with respect to 2001 on January 1, 2005; if the Employee's employment terminated before he or she completed such three Years of Service, or if he or she was not an employee on January 1, 2005, the Employee would forfeit any interest in such contribution and the Earnings thereon. Similarly, if a Company Contribution is made for the plan year ended December 31, 2002, the Employee must complete three (3) consecutive Years of Service (in 2003, 2004 and 2005) and continue to be an employee on January 1, 2006.

         The portion of an Employee's Deferred Compensation Account that is vested under this Plan shall be referred to as the "Vested Deferred Compensation Account." Notwithstanding any other provision herein, Company Contributions and Earnings thereon previously credited to an Employee's Deferred Compensation Account shall vest automatically if:

                  (i) the Employee dies while he or she is a full-time employee of the Company;

                  (ii) the Employee becomes Disabled while he or she is a full-time employee of the Company;

                  (iii) there is a "Change of Control" as defined in this
         Section 7; or

                  (iv) the Company voluntarily terminates this Plan with respect to all Employees, as provided in Section 12 hereof.

         For purposes of this Section 7 (and Section 9 hereof), a "Change of Control" is deemed to occur upon:

                  (a) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 50 percent of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or

                  (b) the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or

                  (c) a liquidation or dissolution of the Company or the sale of all or substantially all of Company's assets.

         8.       Deferred Compensation Account.

         The Company shall cause to be established for each Employee a bookkeeping account (the "Deferred Compensation Account") to provide a convenient method of measuring the Company's obligation to each Employee under this Plan. The Company shall record in each account the amounts equal to the Employee Elective Deferrals, the Company Contributions, and the related Earnings Amounts. Deferred Compensation Accounts shall at all times remain a part of the general assets of the Company and shall remain available for the payment of Company obligations.

         Neither the existence of this Plan nor any Deferred Compensation Account shall be deemed to create a trust. Any trust referred to in this Plan or created by the Company in connection with this Plan, and any assets held by the trust to assist the Company in meeting its obligations under this Plan, will constitute on unfunded arrangement for tax purposes and for purposes of Title I of ERISA. Neither the existence of this Plan nor any Deferred Compensation Account shall entitle any Employee, Beneficiary or other person to a claim or lien against the assets of a Deferred Compensation Account or any other assets of the Company. The Employee and his or her Beneficiary shall have only the rights of an unsecured general creditor in regard to receiving the benefits payable under this Plan.

         9.       Benefit Payments.

                  a. Payments Based on Designated Schedule(s). In addition to designating the amount to be deferred, on each Participation Agreement and deferral election form, the Employee may designate (among a list of options provided by the Company) when the benefits (equal to the Employee's Vested Deferred Compensation Account balance) will be paid under this Plan. At a minimum, Employees will have the option to have the vested amounts paid at normal retirement age (hereby designated as age 55), at termination of employment before retirement, and/or at four designated times prior to retirement (thus, up to four "in service" distributions can be specified). To the extent provided in the applicable Participation Agreement or deferral election form, the vested amount may be paid out in a lump sum or over a specified period of years. The method of distribution can be changed by the Employee (in a manner permitted by the Company) at any time more than a year before the original designated distribution date.

                  b. Payment on Early Termination. Notwithstanding any other designation by an Employee, if the Employee terminates employment with the Company at any time before attaining normal retirement age for any reason (including Disability, voluntary resignation, termination without cause, or termination with cause), an amount equal to the amount of the Employee's Vested Deferred Compensation Account at the time shall be paid to the Employee promptly in a lump sum, and the Company shall have no further liability hereunder. In the event the Employee dies, an amount equal to the Employee's Deferred Compensation Account shall be paid to the Employee's designated Beneficiary.

                  c. Payment Upon a Change of Control. Notwithstanding any other provision herein, if there is a "Change of Control" (as defined in Section 7 hereof), an amount equal to the Employee's Vested Deferred Compensation Account shall be paid to the Employee promptly in a lump sum, and the Company shall have no further liability hereunder.

                  d. Unforeseeable Emergency. In addition, an Employee may request in writing from the Company, a payment described in this paragraph because of an unforeseeable emergency. For purposes of this Plan, an unforeseeable emergency is defined as an unanticipated emergency that is caused by an event beyond the control of the Employee or Beneficiary and that would result in severe financial hardship to the individual if early withdrawal were not permitted. Any early withdrawal approved by the Company is limited to the amount necessary to meet the emergency, and will reduce the Employee's Vested Deferred Compensation Account on a dollar-for-dollar basis.

                  e. Withholding. Notwithstanding any other provision herein, the Company shall be entitled to withhold from any amount payable hereunder any amount required to be withheld for income, employment or other taxes.

                  f. Payment Only from Company Assets. Any payment of benefits to an Employee or his or her Beneficiary shall be made from assets which shall continue, for all purposes, to be a part of the general assets of the Company; no person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that an Employee or his or her Beneficiary acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company. This Plan constitutes a mere promise by the Company to make benefit payments in the future.

                  g. Beneficiaries. An Employee may designate his or her Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death by delivering a writing to the Company in substantially the form of Exhibit 1 attached hereto, designating a beneficiary or beneficiaries. In the absence of such a designation, the Company shall pay any such amount to the Employee's estate.

         10.      Administration of the Plan and Claims Procedure.

                  a. Determinations. The Company, or a committee designated by the Company, shall make all determinations as to rights to benefits under this Plan. The Company (or its designee) shall have full power and authority to interpret, construe and administer this Plan. The interpretation and construction of this Plan by the Company (or its designee), and any action taken pursuant thereto, shall be binding and conclusive upon all parties in interest.

                  b. Reports. The Company shall provide each Employee with a statement reflecting the amount of the Employee's Deferred Compensation Account on at least an annual basis.

                  c. No Liability. No employee, agent, officer or director of the Company (or its designee) shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act be made in good faith.

                  d. Designation of Committee. The Company hereby designates the Company's Deferred Compensation Committee (the "Committee") to administer this Plan. Said Committee shall have all the authority as is granted to the Company under the terms of this Plan for the administration of this Plan in accordance with its terms and in ruling on such questions arising out of the administration, interpretation and application of the Plan. This Committee may approve or disapprove all Participation Agreements and elections in connection therewith, and make all other determinations hereunder. Members of the Committee may participate in the Plan, but no member of the Committee shall be entitled to make decisions which relate solely to his or her own participation. The Company reserves the right to designate a different committee to administer this Plan from time to time, or to make any determinations directly at any time. If no such committee is designated at any time, such functions, as appropriate, may be conducted by the Company's Board of Directors. The Company's Board of Directors hereby reserves the right to revoke such designation at any time and to make other designations (and to revoke such designations) at any time.

                  e. Claims Procedure. The following provisions are hereby made a part of this Plan and are intended to meet the requirements of ERISA:

                           (1) The named fiduciary under this Plan is the
                  Company.

                           (2) This Plan is unfunded. The Employees shall defer
                  certain amounts under this Plan, but all benefits shall be paid from the Company's general assets which at all times shall remain subject to the claims of the Company's general creditors.

                           (3) Direct payment by the Company is the basis of
                  payment of benefits under this Plan.

                           (4) The following claims procedures shall apply for
                  purposes of this Plan. Any and all persons presenting claims hereunder (individually or collectively, "Claimant") must follow these procedures:

                                    (a) For claims procedure purposes, the
                           "Claims Manager" shall be the chairperson of the Committee (or the chairperson of any other committee designated by the Company to administer this Plan, or a designated member of the Board of Directors of the Company).

                                    (b) A Claimant shall make a claim for
                           benefits hereunder by submitting a written claim to the Company (or its designee) in accordance with any procedures and guidelines established from time to time by the Company, and in the absence of any specific procedures or guidelines shall be delivered in the manner set forth herein for providing notice to the Company under this Plan. The Claims Manager shall decide whether the claim shall be allowed, and the following claims procedure shall apply:

                                            (i) If for any reason a claim for
                                    benefits under this Plan is denied by the Claims Manager, the Claims Manager shall deliver to the Claimant a written explanation setting forth: the specific reason or reasons for the denial; specific references to pertinent Plan provisions; a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and appropriate information as to the steps to be taken if the Claimant wishes to submit his or her claim for review, all written in a manner calculated to be understood by the Claimant. For this purpose:

                                                     (A) The Claimant's claim
                                            shall be deemed filed when delivered
                                            in writing as provided herein.

                                                     (B) The Claims Manager's
                                            explanation shall be in writing
                                            delivered to the Claimant within 90
                                            days of the date the claim is filed,
                                            unless special circumstances require
                                            an extension of time for processing
                                            the claim. If such an extension of
                                            time for processing is required,
                                            written notice of the extension
                                            shall be furnished to the Claimant
                                            prior to the termination of the
                                            initial 90 days from the end of such
                                            initial period. The extension notice
                                            shall indicate the special
                                            circumstances requiring an extension
                                            of time and the date by which the
                                            Claims Manager expects to render the
                                            final decision.

                                            (ii) The Claimant shall have 60 days
                                    following his or her receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the Claimant or his or her representative may review pertinent documents and submit issues and comments in writing.

                                            (iii) On review, a decision shall be
                                    made within 60 days after the Claims
                                    Manager's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. If the decision on review is not furnished within such time, the claim shall be deemed denied on review. The Claims Manager may designate an appropriate person to review the claim, who may be a member of the Committee or the Company's Board of Directors.

         11. Non-Assignability of Benefits. Neither any Employee nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of an Employee or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Employee or any Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate the Employee's participation in this Plan; the Company shall thereupon have no further liability hereunder with respect to such Employee and his or her Beneficiary.

         12. Amendment and Termination. This Plan may not be amended, altered or modified, retroactively, except by a written instrument signed by the Company and the impacted Employees or their respective successors. The Company may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided further that no such modification or termination shall adversely affect an Employee's entitlement to benefits attributable to vested amounts credited to his or her Deferred Compensation Account prior to the modification or termination of this Plan.

         13. Impact on Other Benefits. Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Company to the Employees from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits. In no event shall any provision herein be deemed to amend or modify any employment agreement between the Company and any Employee, and no provision herein shall be deemed to entitle any Employee to continued employment with the Company.

         14. Notices. Any notice or other communication required or permitted under this Plan shall be in writing and, if directed to the Company, shall be sent by United States certified mail, return receipt requested, postage prepaid, addressed to: RCM Technologies, Inc., 277 Fairfield Road, Fairfield, NJ 07004,
Attn: Mr. Kevin Miller, Sr. V.P. Corporate Development, and, if directed to an Employee or to a Beneficiary, may be hand-delivered or mailed to such Employee or Beneficiary at the last known address for such person as it appears in the Company's records. A notice or other communication sent by United States certified mail, return receipt requested, postage prepaid, addressed as provided above, shall be deemed to have been given on the next business day after mailing.

         15. Tax Withholding. The Company shall have the right to deduct from all payments made under this Plan any federal, state or local taxes required by law to be withheld with respect to such payments.

         16. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflict of law rules.

         IN WITNESS WHEREOF, the Company has executed and adopted this Plan as of the Effective Date.

                                            RCM TECHNOLOGIES, INC.




                                            By:_________________________________

                                            Print Name:____________________

                                            Print Title:___________________

         RCM TECHNOLOGIES, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN
                                    EXHIBIT 1
                             BENEFICIARY DESIGNATION


Employee:___________________________     Social Security No.:___________________

Address:____________________________     Date of Birth:_________________________

____________________________________

                CAREFULLY READ THE INSTRUCTIONS FOUND ON THE BACK
                         OF THIS FORM BEFORE PROCEEDING.

I, _______________________________, hereby designate the following individual(s) or entity(ies) as my beneficiary(ies) pursuant to the RCM Technologies, Inc. Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and fully identify any Trusts by the Name of the Trust, Date of Execution, the Trustee's Name and Address, and the Company Identification Number of the Trust):

Primary Beneficiary(ies)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Contingent Beneficiary(ies)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                 THE RIGHT TO REVOKE OR CHANGE THIS BENEFICIARY
                         DESIGNATION IS HEREBY RESERVED.

Date:    ______________________________     ____________________________________
                                            Signature of Employee

Received and acknowledged this _____ day of _____________, ______:

                                            RCM TECHNOLOGIES, INC.


                                            By:_________________________________

                                            Print Name:_________________________

                                            Print Title:________________________
                                                        "Company"

           INSTRUCTIONS FOR COMPLETION OF BENEFICIARY DESIGNATION FORM

As an Employee in the RCM Technologies, Inc. Nonqualified Deferred Compensation Plan, you are entitled to designate a beneficiary who will receive your benefits under the Plan in the event of your death. We recommend that you consult your attorney concerning the completion of this form to assure that the desired federal tax consequences are achieved.

This form should be executed in triplicate. All three copies must be mailed or delivered to the following address:

         ------------------------------------------------

         ------------------------------------------------

         ------------------------------------------------

One copy will be returned to you, and it should be kept with your other important documents.

If no Primary Beneficiary is alive when the payment becomes due, the benefits will be paid in equal shares to those of the Contingent Beneficiaries who are alive when the payment becomes due.

If you fail to designate a beneficiary, or if no designated beneficiaries are alive when the payment becomes due, or if insufficient information is available to reasonably determine your intent, the death benefits under the Plan will be paid to your estate.



         THIS BENEFICIARY DESIGNATION DOES NOT ALTER OR MODIFY THE PROVISIONS OF THE PLAN. IN THE EVENT THAT THIS FORM INADVERTENTLY CONFLICTS WITH THE PROVISIONS OF THE PLAN, THE PROVISIONS OF THE PLAN SHALL CONTROL.

         RCM TECHNOLOGIES, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN
                                    EXHIBIT 2
                             PARTICIPATION AGREEMENT


Name of Employee: _____________________________

Employee's Address: ___________________________
                    ___________________________

Employee's Social Security Number: ____________


                  I.       EMPLOYEE ELECTIVE DEFERRALS

         RCM TECHNOLOGIES, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN
                                    EXHIBIT 3

                           INVESTMENT DESIGNATION FORM





                         RCM Deferred Compensation Plan
                            Enrollment Election Form

         Please complete all sections of this form if you are deferring pay, bonus, or both.

Personal Information
Name:                                                Address:
       --------------------------------           ------------------------------
S.S. #
       --------------------------------           ------------------------------

--------------------------------------------------------------------------------

Deferral Election




I hereby elect to defer: ____________%               and/or       ____________%

                     of 2001 Base Salary/Commissions   Bonus(es) Payable in 2001

                     -----------------------------     -------------------------


--------------------------------------------------------------------------------

Designation of Deferral Accounts

I understand that I may designate to have my deferrals allocated to a Retirement Account and up to four In-service Accounts to be distributed to me upon attaining a pre-selected year (life event) such as college tuition payments, balloon mortgage payment, etc. I am not required to designate all four In-service Accounts in the initial Plan year. In succeeding Plan years I may designate additional In-service Accounts as long as I do not exceed a total of four of these Deferral Accounts at any time.

Please indicate below your choices below. Your deferral allocation percentages must add to 100%.


---------------------------------------------------------------------------------------------------------------------
                                % of Deferral
Account                          Allocated          Distribution Year             Payout Mode
---------------------------------------------------------------------------------------------------------------------
                                                                                ___  Lump Sum
Retirement                          ___%             At Retirement              ___  10 Annual Installments
                                                                                ___  15 Annual Installments
---------------------------------------------------------------------------------------------------------------------

In-service Account 1                ___%             January, 20__              ___  Lump Sum
                                                                                ___  4 Annual Installments
---------------------------------------------------------------------------------------------------------------------

In-service Account 2                ___%             January, 20__              ___  Lump Sum
                                                                                ___  4 Annual Installments
---------------------------------------------------------------------------------------------------------------------

In-service Account 3                ___%             January, 20__              ___  Lump Sum
                                                                                ___  4 Annual Installments
---------------------------------------------------------------------------------------------------------------------

In-service Account 4                ___%             January, 20__              ___  Lump Sum
                                                                                ___  4 Annual Installments
---------------------------------------------------------------------------------------------------------------------
                                    Total     _______%                 (Must total 100%)
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement

         I request that my deferrals be credited as follows (in 1% increments)

--------------------------------------------------------------------------------

 Investment Election                        Fund Classification                1% Increments
 -------------------                        -------------------                -------------
 Federated Money Market Trust               Money Market                        __________
 Vanguard GNMA                              Government Bond                     __________
 Van Kampen Equity Income                   Domestic Hybrid                     __________
 MFS Capital Opportunities                  Large Blend                         __________
 Smith Barney Aggressive Income             Large Growth                        __________
 Legg Mason Value                           Large Value                         __________
 INVESCO Dynamics                           Mid Cap Stock                       __________
 Delaware Trend                             Small Cap Stock                     __________
 Putnam International Voyager               Foreign Stock                       __________
 MFS Global Growth                          Global Growth                       __________
                                                                                   100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In-service Account 1

         I request that my deferrals be credited as follows (in 1% increments)

--------------------------------------------------------------------------------

 Investment Election                                 Fund Classification                1% Increments
 -------------------                                 -------------------                -------------
 Federated Money Market Trust                        Money Market                       __________
 Vanguard GNMA                                       Government Bond                    __________
 Van Kampen Equity Income                            Domestic Hybrid                    __________
 MFS Capital Opportunities                           Large Blend                        __________
 Smith Barney Aggressive Income                      Large Growth                       __________
 Legg Mason Value                                    Large Value                        __________
 INVESCO Dynamics                                    Mid Cap Stock                      __________
 Delaware Trend                                      Small Cap Stock                    __________
 Putnam International Voyager                        Foreign Stock                      __________
 MFS Global Growth                                   Global Growth                      __________
                                                                                           100%

--------------------------------------------------------------------------------
In-service Account 2

         I request that my deferrals be credited as follows (in 1% increments)

--------------------------------------------------------------------------------

 Investment Election                                 Fund Classification                1% Increments
 -------------------                                 -------------------                -------------
 Federated Money Market Trust                        Money Market                       __________
 Vanguard GNMA                                       Government Bond                    __________
 Van Kampen Equity Income                            Domestic Hybrid                    __________
 MFS Capital Opportunities                           Large Blend                        __________
 Smith Barney Aggressive Income                      Large Growth                       __________
 Legg Mason Value                                    Large Value                        __________
 INVESCO Dynamics                                    Mid Cap Stock                      __________
 Delaware Trend                                      Small Cap Stock                    __________
 Putnam International Voyager                        Foreign Stock                      __________
 MFS Global Growth                                   Global Growth                      __________
                                                                                          100%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In-service Account 3

          I request that my deferrals be credited as follows (in 1% increments)

--------------------------------------------------------------------------------

 Investment Election                                 Fund Classification                1% Increments
 -------------------                                 -------------------                -------------
 Federated Money Market Trust                        Money Market                       __________
 Vanguard GNMA                                       Government Bond                    __________
 Van Kampen Equity Income                            Domestic Hybrid                    __________
 MFS Capital Opportunities                           Large Blend                        __________
 Smith Barney Aggressive Income                      Large Growth                       __________
 Legg Mason Value                                    Large Value                        __________
 INVESCO Dynamics                                    Mid Cap Stock                      __________
 Delaware Trend                                      Small Cap Stock                    __________
 Putnam International Voyager                        Foreign Stock                      __________
 MFS Global Growth                                   Global Growth                      __________
                                                                                            100%

--------------------------------------------------------------------------------
In-service Account 4

          I request that my deferrals be credited as follows (in 1% increments)

--------------------------------------------------------------------------------

 Investment Election                                 Fund Classification                1% Increments
 -------------------                                 -------------------                -------------
 Federated Money Market Trust                        Money Market                       __________
 Vanguard GNMA                                       Government Bond                    __________
 Van Kampen Equity Income                            Domestic Hybrid                    __________
 MFS Capital Opportunities                           Large Blend                        __________
 Smith Barney Aggressive Income                      Large Growth                       __________
 Legg Mason Value                                    Large Value                        __________
 INVESCO Dynamics                                    Mid Cap Stock                      __________
 Delaware Trend                                      Small Cap Stock                    __________
 Putnam International Voyager                        Foreign Stock                      __________
 MFS Global Growth                                   Global Growth                      __________
                                                                                          100%

ACKNOWLEDGMENT:
I understand that my right to receive payments from my Account is a claim against the general assets of the Company as an unsecured general creditor. I hereby acknowledge that my election to defer Compensation under the Plan is irrevocable with respect to amounts that are deferred under the Plan.

Signature:  __________________________________ Date:  ________________________
Print Name:  ______________________________________

                             RCM TECHNOLOGIES, INC.
                              2500 McCLELLAN AVENUE
                                    SUITE 350
                          PENNSAUKEN, NEW JERSEY 08109

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

The undersigned, a stockholder of RCM Technologies, Inc., a Nevada corporation (the "Company"), hereby appoints Leon Kopyt and Stanton Remer, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002 on Thursday, June 21, 2001, at 6:00 p.m. local time, and at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

Please mark your /X/ votes as
in this example.

                                                      FOR both nominees listed at
                                                      right (except as marked to the
                                                      contrary below)                             WITHHELD
 1 .      The election of two Class B
          directors, each to serve                    / /                                         / /
          until the expiration of his                                  Nominees:
          term and until his successor is                                       Robert B. Kerr
          elected and qualified or
          until his earlier resignation                                         Woodrow B. Moats, Jr.
          or removal.

 INSTRUCTION. To withhold authority to vote for any
 individual nominee, write that nominee's name on the
 line below.
 ------------------------------------------------------------------------
                                                               FOR               AGAINST         ABSTAIN
 2.       Approval of adoption of the Company's                / /                / /            / /
          2001 Employee Stock Purchase Plan.

 3.       Approval of adoption of the Company's                / /                / /            / /
          Nonqualified Deferred Compensation Plan


4.        Ratification of the appointment by the
          Board of Directors of Grant Thornton LLP
          as independent auditors for the Company
          for the fiscal year ending December 31, 2001       / /                / /            / /

5.        In their discretion, the named proxies are
          authorized to vote upon such other matters
          as may properly come before the meeting or any
          adjournment(s) thereof.                           / /                / /            / /


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THE STOCKHOLDER GIVES NO DIRECTION, THE PROXY WILL BE VOTED "FOR7'ALL NOMINEES FOR DIRECTOR, "FOR"PROPOSAL #2, "FOR" PROPOSAL #3, "FOR" PROPOSAL #4, AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Signature(s)                                                Dated:        ,2001
            ------------------------------------------------      --------


PLEASE DATE THIS PROXY AND SIGN ABOVE exactly as your name appears on this Proxy. If more than one person owns the shares, each owner should sign. If you are signing this proxy as an attorney, administrator, executor, guardian or trustee, please include your title. If you are signing this proxy on behalf of a corporation, please include your title.


                                       32